Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent events	SUBSEQUENT EVENTS
Dividends
In August 2023, we declared a dividend of $0.25 per share in respect of the three months ended June 30, 2023 to shareholders of record on August 21, 2023, which will be paid on or around August 29, 2023.

Gimi LOA prepayments
In August 2023, Gimi MS initiated arbitration proceedings by issuing a request for arbitration. Legal proceedings are inherently unpredictable and subject to significant uncertainties. The resolution of this matter may take several months or years and no assurance can be given that our claim will be successful. In the event of a favorable resolution we may expect be entitled to recover a portion of our legal costs and fees incurred from BP. In the event of an unfavorable resolution, we may not be entitled to recover the Project Delay Payment in part or in full and we may be required to reimburse a portion of BP’s legal costs and fees incurred.